Condensed Consolidated Income Statements - USD ($) $ in Millions	3 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Total revenue	$ 1,053.0	$ 939.0
Cost of sales	(30.0)	(33.0)
Gross profit (loss)	1,023.0	906.0
Research and development	(650.0)	(485.0)
Selling, general and administrative	(259.0)	(239.0)
Total operating expense	(909.0)	(724.0)
Operating income (loss)	114.0	182.0
Income (loss) from equity investments, net	4.0	24.0
Interest income, net	27.0	32.0
Other non-operating income (loss), net	1.0	6.0
Income (loss) before income taxes	146.0	244.0
Income tax benefit (expense)	(16.0)	(21.0)
Net income (loss)	$ 130.0	$ 223.0
Net income (loss) per share attributable to ordinary shareholders
Basic (in USD per share)	$ 0.12	$ 0.21
Diluted (in USD per share)	$ 0.12	$ 0.21
Weighted average ordinary shares outstanding
Basic (in shares)	1,058,000,000	1,044,000,000
Diluted (in shares)	1,065,000,000	1,060,000,000
External Customers
Total revenue	$ 725.0	$ 815.0
Related Parties
Total revenue	$ 328.0	$ 124.0